STRALEM FUND

Stralem Equity Fund

Supplement dated April 17, 2007
To the Prospectus dated February 28, 2007

Stralem & Company Incorporated has added a new member to its Investment Committee. The following information supplements the section of the Prospectus entitled Investment Adviser and Investment Advisory Agreement— Portfolio Manager-Members of the Investment Committee:

Champ Meyercord
Stralem & Company Incorporated
Director, Institutional Marketing
March 2006 to Present
Eagle Capital Management, LLC
Partner and Director
June 2000 to November 2005

STRALEM FUND

Stralem Equity Fund

Supplement dated April 17, 2007
To the Statement of Additional Information dated February 28, 2007

The following information regarding a new member of the Adviser’s Investment Committee supplements the Portfolio Manager section of the Statement of Additional Information:

PORTFOLIO MANAGER

Below is information about other accounts managed by the Adviser’s Investment Committee and the dollar range of Fund shares that the new member of the Adviser’s Investment Committee owns and how he is compensated.

Other Accounts Managed by the Adviser’s Investment Committee

	(Number of Other Accounts) and Total Assets* as of March 31, 2007	Number of Other Accounts Subject to a Performance Fee as of March 31, 2007
Other Registered Investment Companies	0	0
Other Pooled Investment Vehicles	(6) $ 276	0
Other Accounts	(194) $ 1,457	1
* Stated in millions

Equity Fund Ownership

Advisers’ Investment Committee members	Dollar Range of Shares Beneficially Owned as of March 31, 2007
Champ Meyercord	$10,000-50,000

Compensation

Mr. Meyercord receives an annual salary plus commissions based on the advisory fees earned by the Adviser from new advisory clients introduced by Mr. Meyercord.